UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5928

Legg Mason Partners Small Cap Core Fund, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Small Cap Core Fund, Inc.

A N N U A L   R E P O R T

DECEMBER 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners Small Cap Core Fund, Inc.

Annual Report • December 31, 2006

What’s Inside
	Letter from the Chairman	I
	Fund Overview	1
	Fund at a Glance	4
	Fund Expenses	5
	Fund Performance	7
	Historical Performance	8
	Schedule of Investments	9
	Statement of Assets and Liabilities	18
	Statement of Operations	19
Fund Objective The Fund seeks long-term capital appreciation by investing principally in the stocks of companies with relatively small market capitalizations representing several industries and sectors.	Statements of Changes in Net Assets	20
	Financial Highlights	21
	Notes to Financial Statements	25
	Report of Independent Registered Public Accounting Firm	36
	Board Approval of Management and Subadvisory Agreements	37
	Additional Information	40
	Additional Shareholder Information	43
	Important Tax Information	44

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)[i] increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

After treading water during the first half of 2006, stocks rallied sharply and generated strong results during the second half of the reporting period. Early in the year, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 15.78% during the 12 months ended December 31, 2006.

Legg Mason Partners Small Cap Core Fund, Inc.	I

Looking at the market more closely, from an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Value[v] and Russell 3000 Growthvi Indexes returning 22.34% and 9.46%, respectively. In terms of market capitalizations, small-cap stocks outperformed their large- and mid-cap counterparts during the year, with the Russell 2000vii, Russell 1000viii and Russell Midcapix Indexes returning 18.37%, 15.46%, and 15.26%, respectively. However, excluding the returns in January, when small-cap stocks soared, large-caps outperformed during the year. Over the last 11 months of 2006, the Russell 1000 Index gained 12.31% versus 8.63% for the Russell 2000 Index. With the economy slowing, investors were drawn to more defensive, large-cap companies.[x]

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

During the reporting period, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”), became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

The Fund was formerly known as Smith Barney Small Cap Core Fund, Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining,

II	Legg Mason Partners Small Cap Core Fund, Inc.

among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 31, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vi	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]	Source: Russell Investment Group, 1/07.
Legg Mason Partners Small Cap Core Fund, Inc.	III

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Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equity markets had positive returns for the year 2006, despite worries about U.S. interest rate hikes and rising oil prices in the first half of the year; as such concerns dissipated, equities made progress in the second half of the year. Better-than-expected home sales during the fourth quarter suggested that the housing slump might soon bottom out. While encouraging economic data at year-end left some investors worried about the diminishing prospects for near-term interest rate cuts in the U.S., oil and gas prices ended the year in a dramatic decline, helping to push U.S. consumer confidence to its highest level since April 2006.

All sectors within the Russell 2000 Indexi, a broad based benchmark for small-cap investments, posted positive returns for the year, led by the materials, telecommunications and energy services sectors. The consumer cyclicals and healthcare services sectors were the laggards. Many healthcare oriented names underperformed, particularly in the fourth quarter, due to concerns that the Democratic election victory would result in a more adversarial stance towards the healthcare providers, pharmaceutical companies and managed-care operators than would be the case under Republican control.

Performance Review

For the 12 months ended December 31, 2006, Class A shares of Legg Mason Partners Small Cap Core Fund, excluding sales charges, returned 12.94%. These shares underperformed the Lipper Small Cap Core Funds Category Average1 which increased 14.87%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned 18.37% for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 703 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	1

Performance Snapshot as of December 31, 2006 (excluding sales charges) (unaudited)
	6 Months	12 Months

Small Cap Core Fund — Class A Shares	5.21%	12.94%

Russell 2000 Index	9.38%	18.37%

Lipper Small-Cap Core Funds Category Average	7.46%	14.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 4.85%, Class C shares returned 4.85% and Class I (formerly Class Y) shares returned 5.40% over the six months ended December 31, 2006. Excluding sales charges, Class B shares returned 12.08%, Class C shares returned 12.16%, and Class I (formerly Class Y) shares returned 13.36% over the twelve months ended December 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 739 funds for the six-month period and among the 703 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

A. We seek to generate excess returns (alpha)ii through a disciplined process grounded in fundamental analysis. However, this proved to be difficult over the past year in an environment where influences like the inflows to the Russell 2000 ETF, private equity activity and merger and acquisition (M&A) activity were impacting stock prices. Our performance reflects mixed stock selection results, which were negative for much of the year. Allocation among the sectors also detracted from results.

What were the leading contributors to performance?

A. Stock selection was strong in the consumer services, healthcare services and services & distribution sectors. In addition, an overweight in consumer staples and an underweight in consumer cyclicals benefited performance. At the stock level, in the consumer services sector, our overweight position in Priceline.com Inc. contributed positively to performance, as did an overweight in the healthcare services firm Wellcare Health Plans Inc.

2	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

What were the leading detractors from performance?

A. Stock selection was a leading detractor from performance, most notably in the healthcare and technology sectors. At the stock level, our overweight positions in Portalplayer Inc. in the technology sector and Molecular Devices Corp. in the health care sector hurt performance. Also, from an allocation perspective, an overweight in technology detracted from performance as that sector overall had negative returns for the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund in the past year.

Thank you for your investment in Legg Mason Partners Small Cap Core Fund, Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 24, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: FirstFed Financial Corp. (1.3%), Greif Inc. (1.1%), Holly Corp. (1.1%), LifeCell Corp. (1.1%), ON Semiconductor Corp. (1.1%), Parker Drilling Co. (1.0%), WellCare Health Plans Inc. (1.0%), Sciele Pharma Inc. (1.0%), Jones Lang LaSalle Inc. (0.9%), Avocent Corp (0.9%). Please refer to pages 9 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Financials (19.1%), Industrials (16.8%), Information Technology (15.9%), Consumer Discretionary (14.6%), Health Care (13.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stocks of small-cap companies often experience sharper price fluctuations than stocks of mid- and large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ii

Alpha is a measure of the difference between a Fund’s actual returns and its expected performance, given its level of risk as a measured by beta. Beta measures the sensitivity of the Fund to the movements of its benchmark.

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Financials

Industrials

Information Technology

Consumer Discretionary

Health Care

Materials

Energy

Consumer Staples

Utilities

Telecommunications Services

Short-Term Investment

19.1%

16.8%

15.9%

14.6%

13.1%

7.9%

7.3%

2.8%

1.7%

0.6%

0.2%

0.0%

20.0%

5.0%

10.0%

15.0%

December 31, 2006

4	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)

Class A	5.21%	$1,000.00	$1,052.10	1.16%	$6.00

Class B	4.85	1,000.00	1,048.50	1.86	9.60

Class C	4.85	1,000.00	1,048.50	1.84	9.50

Class I(5)	5.40	1,000.00	1,054.00	0.82	4.25

(1)	For the six months ended December 31, 2006.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.
Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)

Class A	5.00%	$1,000.00	$1,019.51	1.16%	$5.90

Class B	5.00	1,000.00	1,017.95	1.86	9.45

Class C	5.00	1,000.00	1,016.84	1.84	9.35

Class I(4)	5.00	1,000.00	1,021.71	0.82	4.18

(1)	For the six months ended December 31, 2006.
(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.
6	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)

	Class A(3)	Class B	Class C	Class I(4)

Twelve Months Ended 12/31/06	12.94%	12.08%	12.16%	13.36%

Five Years Ended 12/31/06	8.77	7.91	7.92	9.23

Ten Years Ended 12/31/06	8.92	N/A	N/A	N/A

Inception* through 12/31/06	9.09	7.52	7.61	7.27

	Without Sales Charges(5)

	Class A(6)	Class B	Class C	Class I(4)

Twelve Months Ended 12/31/06	6.42%	7.27%	11.19%	13.36%

Five Years Ended 12/31/06	7.49	7.76	7.92	9.23

Ten Years Ended 12/31/06	8.28	N/A	N/A	N/A

Inception* through 12/31/06	8.71	7.52	7.61	7.27

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(3)

Class A (12/31/96 through 12/31/06)	135.00%

Class B (Inception* through 12/31/06)	99.41

Class C (Inception* through 12/31/06)	101.03

Class I(4) (Inception* through 12/31/06)	90.82

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. All historical performance information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially to liquidity requirements.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(5)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Prior to June 23, 1997, dividends were reinvested according to the Fund’s dividend reinvestment plan, thereafter at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(6)	Class A shares maximum sales charge increased from 5.00% to 5.75% on November 20, 2006.
*	Inception dates for Class A, B, C and Y shares are January 23, 1990, June 25, 1997, June 24, 1997 and October 17, 1997, respectively
Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	7

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Small
Cap Core Fund, Inc. vs. the Russell 2000 Index† (December 1996 – December 2006)

$25,000

20,000

15,000

10,000

5,000

0

$24,643

$22,149

Legg Mason Partners Small Cap Core Fund, Inc. – Class A Shares

Russell 2000 Index

12/96

12/97

12/98

12/99

12/00

12/01

12/02

12/03

12/04

12/05

12/06

Historical Performance (unaudited)

s
†

Hypothetical illustration of $10,000 invested on December 31, 1996, assuming reinvestment of all distributions, including returns of capital, if any, through December 31, 2006. As of June 23, 1997, all existing shares became Class A shares. The Fund operated as a closed-end mutual fund until June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange, and dividends were eligible for reinvestment through the Fund’s dividend reinvestment plan; since that time, dividends have been reinvested at net asset value. Current total return information is based on net asset value while it was a closed-end fund. For purposes of this illustration, the current maximum front-end sales charge for Class A shares of 5.75% has been used to compute the initial account value. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements; therefore, the performance indicated above may have been different had the Fund been an open-end fund since inception. The Russell 2000 Index is comprised of 2,000 of the smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Class A shares maximum sales charge increased from 5.00% to 5.75% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

8	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006)
LEGG MASON PARTNERS SMALL CAP CORE FUND, INC.

Shares	Security	Value

COMMON STOCKS — 99.9%
CONSUMER DISCRETIONARY — 14.7%
Diversified Consumer Services — 1.3%
15,500	Regis Corp.	$612,870
56,854	Sotheby’s Holdings Inc., Class A Shares	1,763,611
11,300	Vertrue Inc. *	434,033

	Total Diversified Consumer Services	2,810,514

Hotels, Restaurants & Leisure — 1.7%

51,286	Bluegreen Corp. *	657,999
39,907	Dominos Pizza Inc.	1,117,396
28,252	Jack in the Box Inc. *	1,724,502

	Total Hotels, Restaurants & Leisure	3,499,897

Household Durables — 0.6%
5,400	Ethan Allen Interiors Inc.	194,994
14,300	Tempur-Pedic International Inc. *	292,578
30,200	Tupperware Brands Corp.	682,822

	Total Household Durables	1,170,394

Internet & Catalog Retail — 1.1%
19,600	FTD Group Inc. *	350,644
42,277	Priceline.com Inc. *	1,843,700

	Total Internet & Catalog Retail	2,194,344

Media — 0.5%
22,850	KNOLOGY Inc. *	243,124
31,800	LodgeNet Entertainment Corp. *	795,954

	Total Media	1,039,078

Specialty Retail — 6.1%
40,349	Aaron Rents Inc.	1,161,244
32,900	Aeropostale Inc. *	1,015,623
21,200	Asbury Automotive Group Inc.	499,472
100,126	Charming Shoppes Inc. *	1,354,705
17,000	Group1 Automotive Inc.	879,240
29,650	Guess? Inc. *	1,880,700
24,800	Gymboree Corp. *	946,368
32,400	Men’s Wearhouse Inc.	1,239,624
51,577	Payless ShoeSource Inc. *	1,692,757
43,400	Rent-A-Center Inc. *	1,280,734
700	Select Comfort Corp. *	12,173
20,300	Tween Brands Inc. *	810,579

	Total Specialty Retail	12,773,219

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	9

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Textiles, Apparel & Luxury Goods — 3.4%
16,700	Deckers Outdoor Corp. *	$1,001,165
6,100	K-Swiss Inc., Class A Shares	187,514
16,900	Perry Ellis International Inc. *	692,900
36,640	Phillips-Van Heusen Corp.	1,838,229
21,100	Skechers USA Inc., Class A Shares *	702,841
78,300	Stride Rite Corp.	1,180,764
32,200	True Religion Apparel Inc. *	492,982
28,600	Wolverine World Wide Inc.	815,672
27,400	Xerium Technologies Inc.	268,246

	Total Textiles, Apparel & Luxury Goods	7,180,313

	TOTAL CONSUMER DISCRETIONARY	30,667,759

CONSUMER STAPLES — 2.8%
Beverages — 0.1%
9,900	Boston Beer Co. Inc., Class A Shares *	356,202

Food & Staples Retailing — 1.3%
24,700	Flowers Foods Inc.	666,653
23,832	Longs Drug Stores Corp.	1,010,000
21,180	Pantry Inc. *	992,071

	Total Food & Staples Retailing	2,668,724

Personal Products — 1.4%
32,900	Herbalife Ltd. *	1,321,264
37,900	NBTY Inc. *	1,575,503

	Total Personal Products	2,896,767

	TOTAL CONSUMER STAPLES	5,921,693

ENERGY — 7.3%
Energy Equipment & Services — 3.5%
20,600	Allis-Chalmers Energy Inc. *	474,624
52,900	Complete Production Services Inc. *	1,121,480
152,500	Grey Wolf Inc. *	1,046,150
265,665	Parker Drilling Co. *	2,170,483
67,400	Pioneer Drilling Co. *	895,072
17,600	SEACOR Holdings Inc. *	1,744,864

	Total Energy Equipment & Services	7,452,673

Oil, Gas & Consumable Fuels — 3.8%
24,000	Alon USA Energy Inc.	631,440
48,100	Aventine Renewable Energy Holdings Inc. *	1,133,236
32,000	Delek US Holdings Inc.	524,480
45,500	Holly Corp.	2,338,700
23,873	St. Mary Land & Exploration Co.	879,482
23,709	Swift Energy Co. *	1,062,400

See Notes to Financial Statements.

10	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Oil, Gas & Consumable Fuels — 3.8% (continued)
103,800	VAALCO Energy Inc. *	$700,650
21,621	W&T Offshore Inc.	664,197

	Total Oil, Gas & Consumable Fuels	7,934,585

	TOTAL ENERGY	15,387,258

FINANCIALS — 19.1%
Commercial Banks — 4.4%
23,743	City Holding Co.	970,851
12,800	Credicorp Ltd.	524,032
18,343	First Community Bancorp of California	958,789
20,700	Hancock Holding Co.	1,093,788
6,100	Intervest Bancshares Corp. *	209,901
48,998	Nara Bancorp Inc.	1,025,038
9,900	Preferred Bank	594,891
25,472	Southwest Bancorp of Oklahoma Inc.	709,650
56,781	Sterling Bancshares of Texas Inc.	739,289
35,470	Umpqua Holdings Corp.	1,043,882
8,900	West Coast Bancorp	308,296
57,964	Wilshire Bancorp Inc.	1,099,577

	Total Commercial Banks	9,277,984

Consumer Finance — 0.4%
17,677	Cash America International Inc.	829,051

Insurance — 3.8%
33,200	Argonaut Group Inc. *	1,157,352
11,700	Aspen Insurance Holdings Ltd.	308,412
31,000	CNA Financial Corp. *	1,249,920
24,300	Delphi Financial Group, Class A Shares	983,178
3,500	Nationwide Financial Services Inc., Class A Shares	189,700
35,100	Odyssey Re Holdings Corp	1,309,230
22,300	Philadelphia Consolidated Holding Corp. *	993,688
9,107	ProAssurance Corp. *	454,621
13,800	Reinsurance Group Of America	768,660
13,900	Seabright Insurance Holdings Inc. *	250,339
3,200	Transatlantic Holdings, Inc.	198,720

	Total Insurance	7,863,820

Real Estate Investment Trusts (REITs) — 8.3%
30,539	Ashford Hospitality Trust	380,211
57,500	Deerfield Triarc Capital Corp.	973,475
31,700	DiamondRock Hospitality Co.	570,917
68,904	Equity Inns Inc.	1,099,708
19,700	First Industrial Realty Trust Inc.	923,733
68,800	Hersha Hospitality Trust	780,192
10,300	Home Properties Inc.	610,481
15,300	Inland Real Estate Corp.	286,416

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	11

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Real Estate Investment Trusts (REITs) — 8.3% (continued)
21,170	Jones Lang LaSalle Inc.	$1,951,239
48,700	KKR Financial Corp.	1,304,673
29,045	LaSalle Hotel Properties	1,331,713
4,300	Mid-America Apartment Communities Inc.	246,132
46,587	National Retail Properties Inc.	1,069,172
40,000	Nationwide Health Properties Inc.	1,208,800
34,610	Newcastle Investment Corp.	1,083,985
19,300	Ramco-Gershenson Properties Trust	736,102
40,200	Resource Capital Corp.	681,390
49,900	Senior Housing Properties Trust	1,221,552
11,600	Spirit Finance Corp.	144,652
28,281	Sunstone Hotel Investors Inc.	755,951

	Total Real Estate Investment Trusts (REITs)	17,360,494

Thrifts & Mortgage Finance — 2.2%
42,674	Corus Bankshares Inc.	984,489
41,250	FirstFed Financial Corp. *	2,762,513
25,510	TierOne Corp.	806,371

	Total Thrifts & Mortgage Finance	4,553,373

	TOTAL FINANCIALS	39,884,722

HEALTH CARE — 13.1%
Biotechnology — 2.2%
13,000	Alexion Pharmaceuticals Inc. *	525,070
23,500	BioMarin Pharmaceutical Inc. *	385,165
4,100	Cubist Pharmaceuticals Inc. *	74,251
100,081	Isis Pharmaceuticals Inc. *	1,112,901
13,200	Ligand Pharmaceuticals, Inc., Class B Shares *	144,540
49,043	Luminex Corp *	622,846
23,900	OSI Pharmaceuticals Inc. *	836,022
6,900	Regeneron Pharmaceuticals Inc. *	138,483
13,742	Techne Corp. *	761,994

	Total Biotechnology	4,601,272

Health Care Equipment & Supplies — 4.3%
13,080	Bio-Rad Laboratories Inc., Class A *	1,079,361
64,300	Candela Corp. *	795,391
21,200	Haemonetics Corp. *	954,424
93,000	LifeCell Corp. *	2,245,020
45,810	Molecular Devices Corp. *	965,217
45,100	STERIS Corp.	1,135,167
62,421	Viasys Healthcare Inc. *	1,736,552

	Total Health Care Equipment & Supplies	8,911,132

See Notes to Financial Statements.

12	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Health Care Providers & Services — 2.7%
26,527	Amedisys Inc. *	$871,942
38,400	AMERIGROUP Corp. *	1,378,176
47,566	Res-Care Inc. *	863,323
9,100	Sierra Health Services Inc. *	327,964
31,400	WellCare Health Plans Inc. *	2,163,460

	Total Health Care Providers & Services	5,604,865

Life Sciences Tools & Services — 0.3%
16,100	Illumina Inc. *	632,891

Pharmaceuticals — 3.6%
65,776	Alpharma Inc., Class A Shares	1,585,202
58,300	K-V Pharmaceutical Co., Class A Shares *	1,386,374
57,200	MGI Pharma Inc. *	1,053,052
23,400	Perrigo Co.	404,820
85,378	Sciele Pharma Inc. *	2,049,072
28,900	Valeant Pharmaceuticals International	498,236
40,600	ViroPharma Inc. *	594,384

	Total Pharmaceuticals	7,571,140

	TOTAL HEALTH CARE	27,321,300

INDUSTRIALS — 16.8%
Aerospace & Defense — 0.3%
12,100	Ceradyne Inc. *	683,650

Air Freight & Logistics — 0.1%
17,100	ABX Air Inc. *	118,503

Airlines — 1.0%
21,200	Alaska Air Group Inc. *	837,400
28,700	Continental Airlines Inc., Class B Shares *	1,183,875

	Total Airlines	2,021,275

Building Products — 0.6%
40,200	Insteel Industries Inc.	715,158
27,600	Lamson & Sessions Co. *	669,576

	Total Building Products	1,384,734

Commercial Services & Supplies — 5.6%
40,800	Administaff Inc.	1,745,016
49,800	Cenveo Inc. *	1,055,760
17,700	Clean Harbors Inc. *	856,857
11,700	Consolidated Graphics Inc. *	691,119
2,800	Cornell Cos. Inc. *	51,324
21,800	Heidrick & Struggles International Inc. *	923,448
30,100	Herman Miller Inc.	1,094,436
16,400	ICT Group Inc. *	518,076
76,500	IKON Office Solutions Inc.	1,252,305

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	13

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Commercial Services & Supplies — 5.6% (continued)
38,057	John H. Harland Co.	$1,910,462
37,243	Kforce Inc. *	453,247
16,800	Korn/Ferry International *	385,728
42,900	Steelcase Inc., Class A Shares	779,064

	Total Commercial Services & Supplies	11,716,842

Construction & Engineering — 0.5%
81,400	Comfort Systems USA Inc.	1,028,896

Electrical Equipment — 2.4%
24,900	AO Smith Corp.	935,244
25,025	General Cable Corp. *	1,093,843
14,687	Genlyte Group Inc. *	1,147,201
35,709	Regal-Beloit Corp.	1,875,080

	Total Electrical Equipment	5,051,368

Machinery — 4.7%
36,500	EnPro Industries Inc. *	1,212,165
10,100	Freightcar America Inc.	560,045
22,966	Gardner Denver Inc. *	856,862
31,100	Gehl Co. *	856,183
30,811	H&E Equipment Services Inc. *	763,189
28,387	Lincoln Electric Holdings Inc.	1,715,143
81,200	Mueller Water Products Inc., Class A	1,207,444
37,847	Trinity Industries Inc.	1,332,214
42,238	Wabtec Corp.	1,283,190

	Total Machinery	9,786,435

Marine — 0.2%
15,800	Horizon Lines Inc., Class A	425,968

Road & Rail — 0.6%
37,450	Arkansas Best Corp.	1,348,200

Trading Companies & Distributors — 0.8%
34,400	MSC Industrial Direct Co. Inc., Class A Shares	1,346,760
15,900	Rush Enterprises Inc. *	269,028

	Total Trading Companies & Distributors	1,615,788

	TOTAL INDUSTRIALS	35,181,659

INFORMATION TECHNOLOGY — 15.9%
Communications Equipment — 2.3%
98,000	Andrew Corp. *	1,002,540
57,594	Avocent Corp. *	1,949,557
55,110	CommScope Inc. *	1,679,753
27,600	Radyne Corp. *	296,424

	Total Communications Equipment	4,928,274

See Notes to Financial Statements.

14	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Computers & Peripherals — 2.1%
25,721	Imation Corp.	$1,194,226
24,400	Komag Inc. *	924,272
177,826	Mcdata Corp., Class A Shares *	986,934
58,500	Xyratex Ltd. *	1,262,430

	Total Computers & Peripherals	4,367,862

Electronic Equipment & Instruments — 2.8%
9,300	Anixter International Inc. *	504,990
70,400	AVX Corp.	1,041,216
7,350	Global Imaging Systems Inc. *	161,333
32,200	Nam Tai Electronics Inc.	489,118
25,800	Orbotech Ltd. *	656,352
43,359	Plexus Corp. *	1,035,413
302,600	Sanmina-SCI Corp. *	1,043,970
9,800	SYNNEX Corp. *	215,012
70,700	TTM Technologies Inc. *	801,031

	Total Electronic Equipment & Instruments	5,948,435

Internet Software & Services — 0.9%
70,300	RealNetworks Inc. *	769,082
77,090	United Online Inc.	1,023,755

	Total Internet Software & Services	1,792,837

IT Services — 1.0%
68,600	MPS Group Inc. *	972,748
63,300	Perot Systems Corp., Class A Shares *	1,037,487

	Total IT Services	2,010,235

Semiconductors & Semiconductor Equipment — 4.3%
89,800	Amkor Technology Inc. *	838,732
9,200	ASM International NV *	192,556
292,700	Atmel Corp. *	1,770,835
71,900	Cirrus Logic Inc. *	494,672
16,200	Cymer Inc. *	711,990
37,020	MKS Instruments Inc. *	835,912
41,700	OmniVision Technologies Inc. *	569,205
294,700	ON Semiconductor Corp. *	2,230,879
103,700	TriQuint Semiconductor Inc. *	466,650
56,873	Zoran Corp. *	829,208

	Total Semiconductors & Semiconductor Equipment	8,940,639

Software — 2.5%
21,000	Altiris Inc. *	532,980
52,700	Aspen Technology Inc. *	580,754
38,631	Hyperion Solutions Corp. *	1,388,398
7,400	Microstrategy Inc., Class A Shares *	843,674
981,378	Storagenetworks Inc. (a)	1

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	15

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Software — 2.5% (continued)
57,400	Sybase Inc. *	$1,417,780
46,050	TIBCO Software Inc. *	434,712

	Total Software	5,198,299

	TOTAL INFORMATION TECHNOLOGY	33,186,581

MATERIALS — 8.0%
Chemicals — 3.0%
7,073	FMC Corp.	541,438
72,770	H.B. Fuller Co.	1,878,921
87,300	Hercules Inc. *	1,685,763
29,900	Koppers Holdings Inc.	779,493
53,000	Spartech Corp.	1,389,660

	Total Chemicals	6,275,275

Construction Materials — 0.8%
39,720	Eagle Materials Inc.	1,717,096

Containers & Packaging — 1.2%
20,200	Greif Inc., Class A Shares	2,391,680

Metals & Mining — 3.0%
62,876	Commercial Metals Co.	1,622,201
23,000	Gibraltar Industries Inc.	540,730
368,000	Northgate Minerals Corp. *	1,280,640
7,417	Novamerican Steel Inc. *	270,720
42,842	Reliance Steel & Aluminum Co.	1,687,118
27,404	Steel Dynamics Inc.	889,260

	Total Metals & Mining	6,290,669

	TOTAL MATERIALS	16,674,720

TELECOMMUNICATION SERVICES — 0.5%
Diversified Telecommunication Services — 0.5%
188,900	Cincinnati Bell Inc. *	863,273
12,600	CT Communications Inc.	288,792

	TOTAL TELECOMMUNICATION SERVICES	1,152,065

UTILITIES — 1.7%
Electric Utilities — 0.5%
26,900	IDACORP Inc.	1,039,685

Gas Utilities — 0.8%
34,625	Energen Corp.	1,625,297

Multi-Utilities — 0.4%
33,000	Avista Corp.	835,230

	TOTAL UTILITIES	3,500,212

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $177,064,971)	208,877,969

See Notes to Financial Statements.

16	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)
Face Amount	Security	Value

SHORT-TERM INVESTMENT — 0.2%
Repurchase Agreement — 0.2%
$393,000

Interest in $471,863,000 joint tri-party repurchase agreement dated 12/29/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.240% due 1/3/07, Proceeds at maturity - $393,286; (Fully collateralized by various U.S. government agency obligations & Treasury Notes, 0.000% to 8.875% due 4/30/08 to 4/15/30; Market value - $400,860)

	(Cost — $393,000)	$393,000

	TOTAL INVESTMENTS — 100.1% (Cost — $177,457,971#)	209,270,969
	Liabilities in Excess of Other Assets — (0.1)%	(171,527)

	TOTAL NET ASSETS — 100.0%	$209,099,442

*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is $177,552,712.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	17

Statement of Assets and Liabilities (December 31, 2006)
ASSETS:
Investments, at value (Cost — $177,457,971)	$209,270,969
Cash	483
Dividends and interest receivable	248,439
Receivable for Fund shares sold	4,165
Receivable from manager	3,748
Prepaid expenses	27,115

Total Assets	209,554,919

LIABILITIES:
Payable for Fund shares repurchased	222,613
Investment management fee payable	65,957
Administration fee payable	60,660
Deferred compensation payable	10,810
Distribution fees payable	9,839
Directors’ fees payable	7,838
Accrued expenses	77,760

Total Liabilities	455,477

Total Net Assets	$209,099,442

NET ASSETS:
Par value (Note 6)	$14,717
Paid-in capital in excess of par value	173,535,357
Undistributed net investment income	11,932
Accumulated net realized gain on investments and futures contracts	3,724,438
Net unrealized appreciation on investments	31,812,998

Total Net Assets	$209,099,442

Shares Outstanding:
Class A	2,727,224

Class B	796,526

Class C	1,291,619

Class I(1)	9,901,983

Net Asset Value:
Class A (and redemption price)	$13.98

Class B(2)	$12.46

Class C(2)	$12.47

Class I(1) (and redemption price)	$14.64

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.75%)(3)	$14.83

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).
(3)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

See Notes to Financial Statements.

18	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Statement of Operations (For the year ended December 31, 2006)
INVESTMENT INCOME:
Dividends	$1,832,947
Interest	134,523
Less: Foreign taxes withheld	(1,956)

Total Investment Income	1,965,514

EXPENSES:
Investment management fee (Note 2)	1,436,864
Distribution fees (Notes 2 and 4)	393,968
Administration fees (Note 2)	221,056
Registration fees	59,980
Transfer agent fees (Note 4)	56,767
Legal fees	46,047
Shareholder reports (Note 4)	34,895
Audit and tax	24,970
Directors’ fees (Note 11)	20,297
Restructuring fees (Note 11)	18,990
Insurance	6,849
Custody fees	5,771
Miscellaneous expenses	12,106

Total Expenses	2,338,560
Less: Fee waivers and/or expense reimbursements (Notes 2, 4 and 8)	(28,883)

Net Expenses	2,309,677

Net Investment Loss	(344,163)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	28,346,738
Futures contracts	101,420

Net Realized Gain	28,448,158

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,592,331)
Futures contracts	40,915

Change in Net Unrealized Appreciation/Depreciation	(1,551,416)

Net Gain on Investments and Futures Contracts	26,896,742

Increase in Net Assets From Operations	$26,552,579

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	19

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005

OPERATIONS:
Net investment loss	$(344,163)	$(251,380)
Net realized gain	28,448,158	77,428,815
Change in net unrealized appreciation/depreciation	(1,551,416)	(73,264,979)

Increase in Net Assets From Operations	26,552,579	3,912,456

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTES 1 AND 5):
Net realized gains	(28,625,453)	(38,634,368)

Decrease in Net Assets From Distributions to Shareholders	(28,625,453)	(38,634,368)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	21,282,528	52,927,618
Reinvestment of distributions	8,510,860	11,626,681
Cost of shares repurchased	(33,053,762)	(253,878,117)

Decrease in Net Assets From Fund Share Transactions	(3,260,374)	(189,323,818)

Decrease in Net Assets	(5,333,248)	(224,045,730)
NET ASSETS:
Beginning of year	214,432,690	438,478,420

End of year*	$209,099,442	$214,432,690

* Includes undistributed net investment income of:	$11,932	$40,761

See Notes to Financial Statements.

20	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2006		2005	2004	2003		2002

Net Asset Value, Beginning of Year	$14.21		$16.45	$14.29	$10.22		$12.80

Income (Loss) From Operations:
Net investment loss	(0.04)		(0.05)	(0.04)	(0.00	)(2)	(0.02)
Net realized and unrealized gain (loss)	1.84		0.65	2.46	4.07		(2.56)

Total Income (Loss) From Operations	1.80		0.60	2.42	4.07		(2.58)

Less Distributions From:
Net realized gains	(2.03)		(2.84)	(0.26)	—		—

Total Distributions	(2.03)		(2.84)	(0.26)	—		—

Net Asset Value, End of Year	$13.98		$14.21	$16.45	$14.29		$10.22

Total Return(3)	12.94%		3.27%	16.94%	39.82%		(20.16)%

Net Assets, End of Year (000s)	$38,131		$36,173	$38,216	$40,198		$27,281

Ratios to Average Net Assets:
Gross expenses	1.23	%†	1.32%	1.28%	1.13%		1.26%
Net expenses	1.19	(4)†	1.27 (4)	1.28 (4)	1.13		1.26
Net investment loss	(0.29)		(0.29)	(0.27)	(0.01)		(0.17)

Portfolio Turnover Rate	117%		86%	84%	119%		83%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.
†

Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund. Without these fees, the gross and net expense ratios would have been 1.22% and 1.18%, respectively (Note 11).

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	21

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2006		2005	2004	2003	2002

Net Asset Value, Beginning of Year	$12.96		$15.36	$13.45	$9.71	$12.26

Income (Loss) From Operations:
Net investment loss	(0.15)		(0.17)	(0.14)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	1.68		0.61	2.31	3.84	(2.45)

Total Income (Loss) From Operations	1.53		0.44	2.17	3.74	(2.55)

Less Distributions From:
Net realized gains	(2.03)		(2.84)	(0.26)	—	—

Total Distributions	(2.03)		(2.84)	(0.26)	—	—

Net Asset Value, End of Year	$12.46		$12.96	$15.36	$13.45	$9.71

Total Return(2)	12.08%		2.45%	16.14%	38.52%	(20.80)%

Net Assets, End of Year (000s)	$9,921		$14,735	$20,845	$21,613	$17,627

Ratios to Average Net Assets:
Gross expenses	2.00	%†	2.09%	2.00%	2.02%	2.00%
Net expenses	1.98	(3)†	2.09	2.00 (3)	2.02	2.00
Net investment loss	(1.12)		(1.12)	(0.99)	(0.90)	(0.93)

Portfolio Turnover Rate	117%		86%	84%	119%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.
†

Included in the expense ratio are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund. Without these fees, the gross and net expense ratios would have been 1.99% and 1.97%, respectively (Note 11).

See Notes to Financial Statements.

22	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)	2006		2005	2004	2003	2002

Net Asset Value, Beginning of Year	$12.96		$15.36	$13.46	$9.71	$12.26

Income (Loss) From Operations:
Net investment loss	(0.14)		(0.16)	(0.14)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	1.68		0.60	2.30	3.85	(2.45)

Total Income (Loss) From Operations	1.54		0.44	2.16	3.75	(2.55)

Less Distributions From:
Net realized gains	(2.03)		(2.84)	(0.26)	—	—

Total Distributions	(2.03)		(2.84)	(0.26)	—	—

Net Asset Value, End of Year	$12.47		$12.96	$15.36	$13.46	$9.71

Total Return(2)	12.16%		2.44%	16.05%	38.62%	(20.80)%

Net Assets, End of Year (000s)	$16,107		$17,944	$21,577	$20,285	$14,419

Ratios to Average Net Assets:
Gross expenses	1.94	%†	2.09%	2.00%	2.03%	1.99%
Net expenses	1.92	(3)†	2.09	2.00 (3)	2.03	1.99
Net investment loss	(1.04)		(1.11)	(0.99)	(0.91)	(0.91)

Portfolio Turnover Rate	117%		86%	84%	119%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.
†

Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund. Without these fees, the gross and net expense ratios would have been 1.93% and 1.91%, respectively (Note 11).

See Notes to Financial Statements.

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	23

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class I Shares(1)(2)	2006		2005	2004	2003	2002

Net Asset Value, Beginning of Year	$14.74		$16.88	$14.59	$10.42	$13.00

Income (Loss) From Operations:
Net investment income	0.01		0.02	0.03	0.04	0.03
Net realized and unrealized gain (loss)	1.92		0.68	2.52	4.15	(2.60)

Total Income (Loss) From Operations	1.93		0.70	2.55	4.19	(2.57)

Less Distributions From:
Net investment income	—		—	—	(0.02)	(0.00) (3)
Net realized gains	(2.03)		(2.84)	(0.26)	—	—
Return of capital	—		—	—	—	(0.01)

Total Distributions	(2.03)		(2.84)	(0.26)	(0.02)	(0.01)

Net Asset Value, End of Year	$14.64		$14.74	$16.88	$14.59	$10.42

Total Return(4)	13.36%		3.79%	17.48%	40.21%	(19.77)%

Net Assets, End of Year (000s)	$144,940		$145,581	$357,840	$409,525	$258,539

Ratios to Average Net Assets:
Gross expenses	0.84%	†	0.82%	0.79%	0.80%	0.80%
Net expenses	0.83 (5)	†	0.82	0.78 (5)	0.80	0.80
Net investment income	0.06		0.11	0.22	0.32	0.29

Portfolio Turnover Rate	117%		86%	84%	119%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(3)	Amount represents less than $0.01 per share.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	Reflects fee waivers and/or expense reimbursements.
†

Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund. Without these fees, the gross and net expense ratios would have been 0.83 and 0.82, respectively (Note 11).

See Notes to Financial Statements.

24	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Legg Mason Partners Small Cap Core Fund, Inc. (formerly known as Smith Barney Small Cap Core Fund, Inc.) (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices or as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	25

Notes to Financial Statements (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) REIT Distributions. The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

26	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	$18,990	—	$(18,990)
(b)	296,344	$(296,344)	—

(a) Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b) Reclassifications are primarily due to a tax net operating loss which offsets short-term capital gains for tax purposes.

Additionally, during the current period, accumulated realized gain and cost of investments each have been reduced by $54,401 as a result of return of capital distributions paid by REITs. These adjustments have no effect on net assets or asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

Prior to October 19, 2006, TIMCO Asset Management, Inc. (“TIMCO”), a indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid TIMCO an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

Effective October 19, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Batterymarch 70% of the net management fee that it receives from the Fund.

During the year ended December, 31 2006, TIMCO and LMPFA waived a portion of their management fee in the amount of $13,922. In addition, during the year ended December, 31, 2006 the Fund was reimbursed for expenses in the amount of $8,498.

Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason served as the Fund’s administrator prior to October 19, 2006. As compensation for its services, the Fund paid SBFM an administration fee, calculated daily and paid monthly, at the annual rate of 0.10% of the Fund’s average daily net assets.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	27

Notes to Financial Statements (continued)

There was a maximum initial sales charge of 5.00% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2006, LMIS, and its affiliates received sales charges of approximately $1,200 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2006, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$0*	$8,000	$1,000

* Amount represents less than $1,000.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances were reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees were considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Directors voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of December 31, 2006, the Fund had accrued $10,810 as deferred compensation payable.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$256,665,587
Sales	285,612,900
28	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

At December, 31, 2006 the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purpose were as follows.

Gross unrealized appreciation	$39,166,733
Gross unrealized depreciation	(7,448,476)
Net unrealized appreciation	$31,718,257

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$94,916	$38,780	$14,022
Class B	122,314	11,537	8,832
Class C	176,738	6,414	12,002
Class l †	—	36	39
Total	$393,968	$56,767	$34,895
†	As of November 20, 2006, Class Y shares were named Class I shares.

LMIS, CGM and its affiliates have agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the distribution plan for Class A shares over the cumulative unreimbursed amounts spent by LMIS, CGM and its affiliates in performing their services under the distribution plan. During the period end December 31, 2006.

LMIS and CGM reimbursed a portion of its distribution fees in the amount of $6,463 which represents the excess of payments made by the Fund with respect to the Plan for Class A shares over the cumulative unreimbursed amounts spent by CGM and LMIS in performing its services under the Plan.

5. Distributions to Shareholders by Class

	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Realized Gains
Class A	$5,032,413	$6,236,828
Class B	1,540,537	2,780,646
Class C	2,450,814	3,385,090
Class l†	19,601,689	26,231,804
Total	$28,625,453	$38,634,368
†	As of November 20, 2006, Class Y shares were named Class I shares.

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	29

Notes to Financial Statements (continued)

6. Capital Shares

At December 31, 2006, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005

	Shares	Amount	Shares	Amount

Class A
Shares sold	536,147	$8,112,268	349,715	$5,674,050
Shares issued on reinvestment	339,886	4,738,818	394,119	5,791,973
Shares repurchased	(694,559)	(10,297,083)	(521,644)	(8,338,279)

Net Increase	181,474	$2,554,003	222,190	$3,127,744

Class B
Shares sold	29,263	$399,408	51,603	$759,765
Shares issued on reinvestment	117,271	1,463,529	195,865	2,631,669
Shares repurchased	(487,302)	(6,604,990)	(467,421)	(7,029,564)

Net Decrease	(340,768)	$(4,742,053)	(219,953)	$(3,638,130)

Class C
Shares sold	68,805	$942,656	77,731	$1,157,940
Shares issued on reinvestment	184,939	2,308,513	238,415	3,203,039
Shares repurchased	(346,446)	(4,657,742)	(336,354)	(4,945,836)

Net Decrease	(92,702)	$(1,406,573)	(20,208)	$(584,857)

Class I†
Shares sold	769,581	$11,828,196	2,825,391	$45,335,863
Shares repurchased	(745,674)	(11,493,947)	(14,141,314)	(233,564,438)

Net Increase (Decrease)	23,907	$334,249	(11,315,923)	$(188,228,575)

†	As of November 20, 2006, Class Y shares were named Class I shares.

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2006	2005

Distributions paid from:
Ordinary Income	$2,009,978	$1,692,374
Net Long-term Capital Gains	26,615,475	36,941,994

Total Taxable Distributions	$28,625,453	$38,634,368

30	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$571,783
Undistributed long-term capital gains — net	3,247,395

Total undistributed earnings	$3,819,178

Other book/tax temporary differences(a)	11,933
Unrealized appreciation/(depreciation)(b)	31,718,257

Total accumulated earnings/(losses) — net	$35,549,368

(a)	Other book/tax temporary differences are attributable primarily to book/tax treatment of various items and book/tax differences in the treatment of distributions from real estate investment trusts.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrong doing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	31

Notes to Financial Statements (continued)

has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the

32	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding divi-

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	33

Notes to Financial Statements (continued)

dends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11. Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

12. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

34	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report	35

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Small Cap Core Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Small Cap Core Fund, Inc. (formerly Smith Barney Small Cap Core Fund, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Small Cap Core Fund, Inc. as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2007

36	Legg Mason Partners Small Cap Core Fund, Inc. 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 22, 2006 and September 12, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Batterymarch Financial Management Inc. “Subadviser”) “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior investment advisory agreement with TIMCO Asset Management Inc. and its prior administration agreement with Smith Barney Funds Management LLC and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s and the Subadviser parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board members’ knowledge and familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board members were provided with a description of the

Legg Mason Partners Small Cap Core Fund, Inc.	37

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement and the prior subadvisory agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did

38	Legg Mason Partners Small Cap Core Fund, Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

not involve an actual change of control or management. The Board members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.
        In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Legg Mason Partners Small Cap Core Fund, Inc.	39

Additional Information (unaudited)

Information about Directors and Officers
The business and affairs of the Legg Mason Partners Small Cap Core Fund, Inc. (formerly known as Smith Barney Small Cap Core Fund, Inc.) (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling Legg Mason Partners Shareholders Services at 1-800-451-2010.

				Number of
		Term of		Portfolios	Other
		Office* and	Principal	in Fund	Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address	Held with	Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Director	Director

Non-Interested Directors:
Lee Abraham	Director	Since	Retired; Former Director of	27	None
13732 LeHavre Drive		1993	Signet Group PLC
Frenchman’s Creek
Palm Beach Gardens, FL 33410
Birth Year: 1927

Jane F. Dasher	Director	Since	Controller of PBK Holdings	27	None
Korsant Partners		1999	Inc., a family investment
283 Greenwich Avenue			company
3rd Floor
Greenwich, CT 06830
Birth Year: 1949

Donald R. Foley	Director	Since	Retired	27	None
3668 Freshwater Drive		1993
Jupiter, FL 33477
Birth Year: 1922

Richard E. Hanson, Jr.	Director	Since	Retired; Former Head of	27	None
2751 Vermont Route 140		1985	the New Atlanta Jewish
Poultney, VT 05764			Community High School
Birth Year: 1941

Paul Hardin	Director	Since	Professor of Law &	34	None
12083 Morehead		1999	Chancellor Emeritus at the
Chapel Hill, NC 27514-8426			University of North Carolina
Birth Year: 1931

Roderick C. Rasmussen	Director	Since	Investment Counselor	27	None
9 Cadence Court		1999
Morristown, NJ 07960
Birth Year: 1926

John P. Toolan	Director	Since	Retired	27	None
7202 Southeast Golf		1999
Ridge Way
Hobe Sound, FL 33455
Birth Year: 1930
40	Legg Mason Partners Small Cap Core Fund, Inc.

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios	Other
		Office* and	Principal	in Fund	Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address	Held with	Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Director	Director

Interested Director:
R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of Legg	162	None
Legg Mason	President and	2002	Mason; President and Chief
399 Park Avenue	Chief Executive		Executive Officer of Legg
4th Floor	Officer		Mason Partners Fund
New York, NY 10022			Advisors LLC (“LMPFA”),
Birth Year: 1951			(Since 2006); President and
Chief Executive Officer of
Smith Barney Fund Manage-
ment LLC (“SBFM”) and Citi
Fund Management Inc,
(“CFM”); President and
Chief Executive Officer of
certain mutual funds asso-
ciated with Legg Mason;
Formerly, Chairman of SBFM
and CFM (from 2002 to 2006);
Formerly, Chairman,
President and Chief
Executive of Travelers
Investment Adviser, Inc.
(from 2002 to 2005)

Officers:
Robert J. Brault	Chief Financial	Since	Director of Legg Mason;	N/A	N/A
Legg Mason	Officer and	2004	Chief Financial Officer
125 Broad Street	Treasurer		and Treasurer of certain
11th Floor			mutual funds associated
New York, NY 10004			with Legg Mason;
Birth Year: 1965			Director of Internal
Control for CAM U.S.
Mutual Fund
Administration (from
2002 to 2004); Director
of Project Management &
Information Systems for
CAM U.S. Mutual Fund
Administration (from
2000 to 2002)
Legg Mason Partners Small Cap Core Fund, Inc.	41

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios	Other
		Office* and	Principal	in Fund	Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address	Held with	Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Director	Director

Ted P. Becker	Chief	Since	Director of Global	N/A	N/A
Leg Mason	Compliance	2006	Compliance at Legg Mason
399 Park Avenue, 4th Floor	Officer		(since 2006); Chief
New York, NY 10022			Compliance Officer of
Birth Year: 1951			LMPFA (since 2006);
Managing Director of
Compliance at Legg Mason
(since 2005); Chief
Compliance Officer with
certain mutual funds
associated with Legg Mason,
LMPFA and certain affiliates
(since 2006); Managing
Director of Compliance at
Legg Mason or its
predecessor (from 2002 to
2005); Prior to 2002,
Managing Director - Internal Audit & Risk Review
at Citigroup, Inc.

John Chiota	Chief Anti-	Since	Vice President of Legg Mason	N/A	N/A
Legg Mason	Money	2006	or its predecessor
300 First Stamford Place	Laundering		(since 2004); Chief Anti-
4th Floor	Compliance		Money Laundering Compliance
Stamford, CT 06902	Officer		Officer with certain mutual
Birth Year: 1968			funds associated with
Legg Mason or its affiliates
(since 2006); Prior to
August 2004, Chief AML
Compliance Officer with
TD Waterhouse

Robert I. Frenkel	Secretary	Since	Managing Director and	N/A	N/A
Legg Mason	and Chief	2003	General Counsel of Global
300 First Stamford Place	Legal Officer		Mutual Funds for Legg Mason
4th Floor			and its predecessor
Stamford, CT 06902			(since 1994); Secretary and
Birth Year: 1954			Chief Legal Officer of mutual
funds associated with
Legg Mason (since 2003);
Formerly, Secretary of CFM
(from 2001 to 2004)
*	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.
42	Legg Mason Partners Small Cap Core Fund, Inc.

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) elect Board Members, (2) Agreement and Plan Reorganization and (3) Revise Fundamental investment Policies.

Proposal 1: Election of Board Members†
Nominees	Votes For	Authority Withheld	Abstentions

Paul R. Ades	11,107,965.033	4,979,270.350	0.000
Andrew L. Breech	11,102,627.425	503,264.958	0.000
Dwight B. Crane	11,107,270.078	498,622.305	0.000
Robert M, Frayn, Jr.	11,107.651.673	498,240.710	0.000
Frank G. Hubbard	11,107,872.188	498,020.195	0.000
Howard J. Johnson	11,100,317.225	505,575.158	0.000
David E. Maryatt	11,114,825.041	491,067.342	0.000
Jerome H, Miller	11,095,767.417	510,124.966	0.000
Ken Miller	11,107,872.188	498,020.195	0.000
John J. Murphy	11,107,177.233	498,715.150	0.000
Thomas F. Schlafly	11,107,270.078	498,622.305	0.000
Jerry A. Viscione	11,101,942.234	503,950.149	0.000
R. Jay Gerken, CFA	11,113,826.489	492,065.894	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Proposal 2: Agreement and Plan Reorganization
Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

Agreement and Plan Reorganization	10,814,438.053	266,509.324	382,347.006	142,598.000

Proposal 3: Revise Fundamental Investment Policies
Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

Borrowing Money	10,724,187.860	349,284.968	389,821.555	142,598.000
Underwriting	10,746,885.164	316,477.594	399,931.625	142,598.000
Lending	10,712,781.897	370,950.055	379,562.431	142,598.000
Issuing Senior Securities	10,717,068.626	350,752.656	395,473.101	142,598.000
Real Estate	10,759,413.718	310,711.116	393,169.549	142,598.000
Commodities	10,735,903.782	346,016.928	381,373.673	142,598.000
Concentration	10,725,769.345	357,482.304	380,042.734	142,598.000
Diversification	10,699,632.819	317,569.975	392,091.589	142,598.000
Fundamental to Non-Fundamental	10,659,190.872	102,072.742	402,030.769	142,598.000

Legg Mason PartnersSmall Cap Core Fund, Inc.	43

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006:

Record Date:	6/22/2006	11/29/2006
Payable Date:	6/23/2006	11/30/2006

Ordinary Income:
Qualified Dividend Income for Individuals	29.80%	—

Dividends Qualifying for the Dividends Received Deduction for Corporations	29.95%	—

Long-Term Capital Gain Dividend	$0.173046	$1.716580

Please retain this information for your records.

44	Legg Mason Partners Small Cap Core Fund, Inc.

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Legg Mason Partners Small Cap Core Fund, Inc.

INVESTMENT MANAGER
DIRECTORS
Lee Abraham Jane F. Dasher Donald R. Foley R. Jay Gerken, CFA Chairman Richard E. Hanson, Jr. Paul Hardin Roderick C. Rasmussen John P. Toolan

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

Batterymarch Financial

     Management, Inc.

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Small Cap Core Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

 ©2007 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD02361 2/07                     SR07-252

Legg Mason Partners
Small Cap Core Fund, Inc.

LEGG MASON PARTNERS SMALL CAP CORE FUND, INC.
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at
1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30 of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund's website at www.leggmason.com/InvestorServices and (3) on the SEC's website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Dasher as the Audit Committee’s financial expert. Mr. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,500 in 2005 and $22,500 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Small Cap Core Fund, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,300 in 2005 and $2,500 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Small Cap Core Fund, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Small Cap Core Fund, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Small Cap Core Fund, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Small Cap Core Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Small Cap Core Fund, Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Small Cap Core Fund, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Small Cap Core Fund, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Small Cap Core Fund, Inc.
By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Small Cap Core Fund, Inc.

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Small Cap Core Fund, Inc.

Date: March 9, 2007

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Legg Mason Partners Small Cap Core Fund, Inc.

Date: March 9, 2007